SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006
                                                         -----------------


                         FALCON RIDGE DEVELOPMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        NEVADA                    0-28789                 84-1461919
   ------------------          -------------          -------------------
    (State or other             (Commission              (IRS Employer
     jurisdiction              File Number)           Identification No.)
   of incorporation)


                          5111 Juan Tabo Boulevard N.E.
                          Albuquerque, New Mexico 87111
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  505.856.6043
          -------------------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___
     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

5.02    Departure of Directors or Principal Officers; Election of
        Directors; Appointment of Principal Officers                         3

9.01    Financial Statements and Exhibit                                     3

Signature                                                                    4

5.02    Departure of Directors or Principal Officers; Election of
        Directors; Appointment of Principal Officers                         3

On February 23, 2006, Matthew Milonas resigned from the Falcon Ridge Development, Inc. (the "Registrant") Board of Directors (the "Board") due to a disagreement with the direction of the Registrant. Mr. Milonas also served on the compensation committee of the Board.

Mr. Milonas provided a letter of resignation describing the circumstances that led to his resignation. The letter states in pertinent part:

"It has been my pleasure to serve on the Board of Directors of Falcon Ridge Development Corp. The company has potential and hopefully will gain success. I have enjoyed meeting the principals involved.

For some time , I have been troubled about the current direction of the company and do not believe that it is in the best interest of the company's shareholders. I have made my concerns and observations known in an increasingly frustrating manner to the Board, legal council and to the senior managers of the Company, with little or no response . . Additionally I feel I have not been informed to material changes in the business. With that being said I do not feel I am useful in any effect and caring too much in my own views to just stand by and go with the flow."

The Registrant strongly disagrees with Mr. Milonas about its direction and it believes it has kept Mr. Milonas informed of all of its material developments. Furthermore, the Registrant was and is available to Mr. Milonas to discuss his concerns.




  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of businesses acquired:
        Not applicable.

   (b) Pro Forma financial information:
        Not applicable.

   (c)  Exhibits:

        The following exhibit is included with this Current Report on Form 8-K:


   Exhibit No.                                  Description
   ----------------             ------------------------------------------------
      17.1                      Resignation Letter of Matthew Milonas, dated
                                February 23, 2006.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date: March 1, 2006                   Falcon Ridge Development Inc.


                                           By:   /s/ Fred Montano
                                                ------------------------------
                                                Fred Montano, President


                                        4